                                                            EXHIBIT 10.1


                   AMENDMENT NUMBER SEVEN AND RESTATEMENT OF
                   -----------------------------------------
                AMENDMENTS ONE THROUGH SIX TO CREDIT AGREEMENT
                ----------------------------------------------


  This AMENDMENT NUMBER SEVEN AND RESTATEMENT OF AMENDMENTS ONE THROUGH SIX TO CREDIT AGREEMENT, dated as of April 6, 1997 (this "Amendment"), is entered into among NATIONWIDE HEALTH PROPERTIES, INC., a Maryland corporation (the "Borrower"), the financial institutions which are signatories to the Credit Agreement (each a "Bank" and, collectively, the "Banks"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as agent for the Banks thereunder (in such capacity, the "Agent").

  WHEREAS, the Borrower has requested that the Banks amend certain provisions of the Credit Agreement to provide for, among other things, the extension of the Termination Date, the reduction of certain fees and interest rates, the revision of covenants in connection with the incurrence of indebtedness by the Borrower, and the revision of covenants in connection with the making of loans and instruments by the Borrower.

  WHEREAS, subject to the terms and conditions contained herein, the Banks are willing to amend such provisions of the Credit Agreement.

  NOW, THEREFORE, in consideration of the mutual covenants, conditions, and provisions hereinafter set forth, the parties hereto agree as follows:

                                   ARTICLE 1

                        DEFINITIONS FOR THIS AMENDMENT;
                        ------------------------------
                AMENDMENT OF ARTICLE I OF THE CREDIT AGREEMENT
                ----------------------------------------------

  1.1  Definitions for this Amendment.  Any and all initially capitalized terms
       ------------------------------
used herein shall have the meanings ascribed thereto in the Credit Agreement unless specifically defined herein. For purposes of this Amendment, the following initially capitalized terms shall have the following meanings:

  "Agent" shall have the meaning set forth in the introduction to this
   -----
Amendment.

  "Amendment" means this Amendment Number Seven and Restatement of Amendments
   ---------
One through Six to Credit Agreement among the Borrower, the Banks, and the Agent.

  "Bank" and "Banks" shall have the respective meanings set forth in the
   ----       -----
introduction to this Amendment.

  "Borrower" shall have the meaning set forth in the introduction to this
   --------
Amendment.

  "Credit Agreement" means that certain Credit Agreement, dated as of May 20,
   ----------------
1993, among the Borrower, the Banks, and the Agent, as amended by that certain Amendment Number One to Credit Agreement dated as of April 28, 1994, that certain Amendment Number Two to Credit Agreement dated as of July 11, 1995, that certain Amendment Number Three to Credit Agreement dated as of January 22, 1996, that certain Amendment Number Four and Waiver to Credit Agreement dated as of December 10, 1996, that certain Amendment Number Five to Credit Agreement dated as of April 1, 1997, and that certain Amendment Number Six and Waiver to Credit Agreement dated as of August 15, 1997.

  1.2  Amendment of Section 1.1 of the Credit Agreement.  Section 1.1 of the
       ------------------------------------------------
Credit Agreement is hereby amended by (a) deleting the following defined terms in their entireties: "Applicable Eurodollar Rate Margin," "Commitment," "Healthcare Property," "Majority Banks," and "Termination Date"; and (b) inserting the following defined terms:

  "1996 Indenture" means that certain Indenture, dated as of January 12, 1996,
   --------------
from the Borrower to The Bank of New York, as Trustee, providing for the issuance from time to time of unsecured and unsubordinated debentures, notes or other evidences of indebtedness of the Borrower.

  "1996 Indenture Indebtedness" means Indebtedness of the Borrower incurred
   ---------------------------
under or pursuant to the 1996 Indenture.

  "1997 Indenture" means that certain Indenture, dated as of August 19, 1997,
   --------------
from the Borrower to The Bank of New York, as Trustee, providing for the issuance from time to time of unsecured and unsubordinated debentures, notes or other evidences of indebtedness of the Borrower.

  "1997 Indenture Indebtedness" means Indebtedness of the Borrower incurred
   ---------------------------
under or pursuant to the 1997 Indenture.

  "Applicable Eurodollar Rate Margin" means, for each Eurodollar Rate Portion of
   ---------------------------------
Loans outstanding prior to the Termination Date,

               (i) 1.00%, if Borrower has at least two of the following long-term senior debt ratings: (A) bal or less as determined by Moody's Investors Service ("Moody's"), (B) BB+ or less as determined by Standard and Poor's Corporation ("S&P"), and (C) BB+ or less as determined by Duff & Phelps Inc. ("Duff");

               (ii) 0.625%, if Borrower has at least two of the following long-term senior debt ratings: (A) Baa3 or better as determined by Moody's, (B) BBB- or better as determined by S&P, and (C) BBB- or better as determined by Duff;

               (iii) 0.50%, if the Borrower has at least two of the following long-term senior debt ratings: (A) Baa2 or better as determined by Moody's, (B) BBB or better as determined by S&P, and (C) BBB or better as determined by Duff;

               (iv) 0.425%, if the Borrower has at least two of the following long-term senior debt ratings: (A) Baa1 or better as determined by Moody's, (B) BBB+ or better as determined by S&P, and (C) BBB+ or better as determined by Duff; or

               (v) 0.35%, if the Borrower has at least two of the following long-term senior debt ratings: (A) A3 or better as determined by Moody's, (B) A-or better as determined by S&P, and (C) A- or better as determined by Duff.

In the event that the Borrower satisfies more than one of the ratings requirements clauses in the preceding sentence, the Applicable Eurodollar Rate Margin shall be the lowest applicable percentage amount. In the event that the Borrower does not satisfy any of the ratings requirements clauses in the preceding sentence (due to the unavailability of any such ratings or otherwise), the Applicable Eurodollar Rate Margin shall be 1.00%. Each change in the Applicable Eurodollar Rate Margin based on a change in such long-term senior debt rating shall be effective for each Interest Period of each Eurodollar Rate Portion of the Loans commencing on or after the second Business Day after the date that the Borrower provides written notice to the Agent of such rating change.

  "Applicable Facility Fee Rate" means, for each calendar quarter,
   ----------------------------

               (i) 0.375% per annum, if Borrower has at least two of the following long-term senior debt ratings: (A) bal or less as determined by Moody's, (B) BB+ or less as determined by S&P, and (C) BB+ or less as determined by Duff;

               (ii) 0.25% per annum, if Borrower has at least two of the following long-term senior debt ratings: (A) Baa3 or better as determined by Moody's, (B) BBB- or better as determined by S&P, and (C) BBB- or better as determined by Duff;

               (iii) 0.25% per annum, if the Borrower has at least two of the following long-term senior debt ratings: (A) Baa2 or better as determined by Moody's, (B) BBB or better as determined by S&P, and (C) BBB or better as determined by Duff;

               (iv) 0.20% per annum, if the Borrower has at least two of the following long-term senior debt ratings: (A) Baa1 or better as determined by Moody's, (B) BBB+ or better as determined by S&P, and (C) BBB+ or better as determined by Duff; or

               (v) 0.15% per annum, if the Borrower has at least two of the following long-term senior debt ratings: (A) A3 or better as determined by Moody's, (B) A- or better as determined by S&P, and (C) A- or better as determined by Duff.

In the event that the Borrower satisfies more than one of the ratings requirements clauses in the preceding sentence, the Applicable Facility Fee Rate shall be the percentage amount applicable to the highest ratings requirement clause met by the Borrower. In the event that the Borrower does not satisfy any of the ratings requirements clauses in the preceding sentence (due to the unavailability of any such ratings or otherwise), the Applicable Facility Fee Rate shall be 0.375%. Each change in the Applicable Facility Fee Rate based on a change in such long-term senior debt rating shall be effective for the calendar quarter commencing on or after the date that the Borrower provides written notice to the Agent of such rating change.

"Commitment" means, when used with reference to any Bank at the time any
 ----------
determination thereof is to be made, the amount set forth opposite the name of such Bank on the signature pages of the Restated Amendment, (and on the signature pages of any future amendment to the Credit Agreement adding a financial institution as a signatory to the Credit Agreement (an "Additional Bank"), to the extent of the amount set forth opposite the name of the Additional Bank on the signature pages of such future amendment, accepted by an Additional Bank as its obligation to make Loans up to such amount on the terms and conditions set forth in this Agreement; provided that the amount of the obligation of the Additional Bank shall not exceed the difference between $100,000,000 and the total of the Commitments set forth opposite the names of the Banks on the signature pages to the Restated Amendment, as from time to time reduced pursuant to Section 4.1, or, where the context so requires, the
                    -----------
obligation of each such Bank to make Loans up to such amount on the terms and conditions set forth in this Agreement.

  "First Amendment" means that certain Amendment Number One to Credit Agreement,
   ---------------
dated as of April 28, 1994, among the Borrower, the Banks, and the Agent.

  "Healthcare Property" means a property operating as a nursing home, an acute
   -------------------
care hospital, a rehabilitation hospital, an assisted living facility, an adult congregate living facility, a personal care facility, a medical office building, or any combination of the foregoing; provided that any of the foregoing may
                                     --------
also include independent living units as a part of any such property.

  "Majority Banks" means at any time at least two (2) of the Banks holding at
   --------------
least an aggregate 67% of the then aggregate unpaid principal amount of the Loans, or, if no such principal amount is then outstanding, at least two (2) of the Banks having at least 67% of the aggregate Commitments.

  "Net Real Estate Property Assets" means the Borrower's gross investment in
   -------------------------------
real estate properties (excluding mortgage loan receivables) less the
                                                             ----
accumulated depreciation on such gross investment.

  "Restated Amendment" means that certain Amendment Number Seven and Restatement
   ------------------
of Amendments One Through Six to Credit Agreement, dated as of April 6, 1998, among the Borrower, the Banks, and the Agent.

  "Termination Date" means, unless extended pursuant to Section 4.1(b), March
   ----------------                                     --------------
31, 2001.

                                   ARTICLE 2

                        AMENDMENT OF CERTAIN PROVISIONS
                        -------------------------------
                            OF THE CREDIT AGREEMENT
                            -----------------------

  2.1     Amendment of Section 2.2(a) of the Credit Agreement.  Section 2.2(a)
          ---------------------------------------------------
of the Credit Agreement is amended by deleting clause (C) therefrom in its entirety and substituting therefor the following clause:

      (C) the aggregate amount of the Borrowing, which (1) in the case of the Base Rate Portions thereof shall be in the amount of $500,000 or a greater amount which is an integral multiple of $100,000, and (2) in the case of the Eurodollar Rate Portions thereof shall be in the amount of $2,000,000 or a greater amount which is an integral multiple of $100,000;

  2.2     Amendment of Section 3.3 of the Credit Agreement.  Section 3.3 of the
          ------------------------------------------------
Credit Agreement is amended by deleting subsection (a) therefrom in its entirety and substituting therefor the following subsection:

      (a) Facility Fee.  The Borrower agrees to pay to the Agent for the
          ------------
account of each Bank a facility fee on such Bank's Commitment as in effect from time to time from the date that each Bank executes this Agreement (as set forth below such Bank's name on the signature pages hereof) until the Termination Date at the Applicable Facility Fee Rate, payable quarterly in arrears on the last Business Day of March, June, September and December in each year, commencing on the first such date after the date of this Agreement, and on the earlier of the date such Bank's Commitment is terminated hereunder or the Termination Date.

  2.3     Amendment of Section 3.5(a) of the Credit Agreement.  Section 3.5(a)
          ---------------------------------------------------
of the Credit Agreement is amended by deleting clause (C) therefrom in its entirety and substituting therefor the following clause:

      (C) the aggregate amount of the Loans that are the subject of such continuation or conversion, which in the case of a conversion into or continuation of Eurodollar Rate Portions shall be in the amount of $2,000,000 or a greater amount which is an integral multiple of $100,000; and

  2.4     Amendment of Section 4.1 of the Credit Agreement.  Section 4.1 of the
          ------------------------------------------------
Credit Agreement is amended by deleting subsection (b) therefrom in its entirety and substituting therefor the following subsection:

      (b) Mandatory Termination
          ---------------------

              (i)   The Commitments shall terminate on the Termination Date.

              (ii)  Notwithstanding Section 4.1(b)(i), not later than January 31
                                    -----------------
     of each year, commencing January 31, 1996, the Borrower may (at its option) give written notice to the Agent and each Bank that it requests the Banks to extend the Termination Date then in effect for an additional one year period. Each of the Banks may grant or reject such request in its sole discretion and shall provide written notice of such grant or rejection to the Borrower and the Agent not later than the March 31 following such request; provided that failure of any Bank so to provide such written
              --------
     notice to the Borrower and the Agent shall be deemed a rejection of such request.

               (iii) In the event that all of the Banks grant such request, the Termination Date then in effect shall be so extended.

               (iv) In the event that Banks having more than 25% of the aggregate Commitments reject such request, the Termination Date then in effect shall not be extended.

               (v) In the event that Banks having not more than 25% of the aggregate Commitments reject such request (each, a "Rejecting Bank"), the Borrower may (at its option) arrange to have one or more banks or other financial institutions (each, a "Successor Bank") succeed to all of the Rejecting Banks' rights and obligations hereunder and under the other Loan Documents on the basis and subject to the provisions set forth in Section
                                                                       -------
     12.9(b), and each Rejecting Bank agrees to make such an
     -------
     assignment to the Successor Bank(s); provided that each Successor Bank
                                          --------
     shall have agreed to extend the Termination Date to the date requested by the Borrower; provided further that such assignment shall be consummated
                   -------- -------
     (if at all) prior to the January 31 following the rejection by the Rejecting Banks of the proposed extension. In the event that all of such rights and obligations of the Rejecting Banks are so assigned, the Termination Date then in effect shall be extended as requested by the Borrower. In the event that all of such rights and obligations of the Rejecting Banks are not so assigned, the Termination Date then in effect shall not be extended. In the event that such an assignment is effected on a date other than the last day of an Interest Period for any Eurodollar Rate Portion then outstanding, the Borrower shall compensate the Rejecting Bank for all losses, costs and expenses sustained by such Bank as a result thereof, in accordance with the provisions of Section 5.2.
                                                   -----------

  2.5     Amendment of Section 4.3 of the Credit Agreement.  Section 4.3 of the
          ------------------------------------------------
Credit Agreement is amended by deleting subsection (a) therefrom in its entirety and substituting therefor the following subsection:

      (a) Optional Prepayments.  The Borrower may, upon at least one Business
          --------------------
     Day's written notice to the Agent for Base Rate Portions and three Eurodollar Business Day's written notice to the Agent for Eurodollar Rate Portions, prepay the outstanding amount of the Loans in whole or ratably in part, without premium or penalty, subject to a Bank's right to make a request for compensation as provided in Section 5.2. Partial prepayments of Base Rate Portions shall be in an aggregate principal amount of at least $500,000 or a greater amount which is an integral multiple of $100,000, and partial prepayments of Eurodollar Rate Portions in each case shall be in an aggregate principal amount of at least $2,000,000 or a greater amount which is an integral multiple of $100,000.

  2.6     Amendment of Section 4.3(b) of the Credit Agreement.  Section 4.3(b)
          ---------------------------------------------------
of the Credit Agreement is amended by deleting clause (i) therefrom in its entirety and substituting therefor the following clause:

     (i) If the Borrower shall create or incur Indenture Indebtedness, 1996 Indenture Indebtedness or 1997 Indenture Indebtedness or, with the prior written consent of the Majority Banks, shall create, incur or assume Indebtedness pursuant to Sections 9.4(a)(v) or 9.4(a)(vii), the Borrower
                              ---------------------------------
     shall pay to the Agent as a prepayment in whole or ratably in part of the outstanding amount of the Loans, an amount equal to the Net Cash Proceeds received by the Borrower from such Indebtedness as created, incurred or assumed (to the extent of the amount of the Loans then outstanding).

  2.7     Amendment of Section 8.1 of the Credit Agreement.  Section 8.1 of the
          ------------------------------------------------
Credit Agreement is amended by inserting the following new subsection (u) immediately following subsection (t) thereof:

          (u)     Compliance with Securities Laws.  Each of the Borrower and
                  -------------------------------
     its Subsidiaries is in compliance in all material respects with all applicable federal and state securities laws, rules, regulations and orders of any Governmental Authority with respect to the 1997 Indenture and the Indebtedness issued and to be issued pursuant to the 1997 Indenture.

  2.8     Amendment of Section 9.1(b) of the Credit Agreement.  Section 9.1(b)
          ---------------------------------------------------
of the Credit Agreement is amended by (a) deleting clause (xi) therefrom in its entirety and substituting therefor the following clause (xi), (b) renumbering clause (xii) thereof to be clause (xiv) and (c) by inserting the following new clauses (xii) and (xiii) immediately following new clause (xi):

               (xi) as soon as reasonably practical and, in any event, not less than two days prior to the consummation thereof, written notice of (A) the proposed incurrence or issuance of Indenture Indebtedness, 1996 Indenture Indebtedness or 1997 Indenture Indebtedness or (B) any proposed supplement or amendment to the Indenture, the 1996 Indenture or the 1997 Indenture;

               (xii) within five Business Days after any long-term senior debt rating change by Moody's, S&P or Duff with respect to the Borrower, written notice setting forth such rating change;

               (xiii) promptly after consummation of any purchase of a Healthcare Property for a purchase price (including the estimated costs of any renovations committed at the time of purchase) greater than or equal to $15,000,000, a description of such transaction, in reasonable detail, together with copies of all materials presented to the Borrower's Board of Directors in connection with the approval of such transaction; and

  2.9     Amendment of Section 9.2 of the Credit Agreement.  Section 9.2 of the
          ------------------------------------------------
Credit Agreement is amended by deleting subsections (a) and (b) therefrom in their entireties and substituting therefor the following subsections.

          (a)  Leverage Ratio.  The Borrower will not permit the ratio of
               --------------
     Consolidated Total Liabilities to Consolidated Tangible Net Worth to be greater than 1.3 to 1.0; and

          (b)  Minimum Consolidated Tangible Net Worth.  The Borrower will
               ---------------------------------------
     maintain Consolidated Tangible Net Worth of not less than $500,000,000.

  2.10    Amendment of Section 9.3 of the Credit Agreement.  Section 9.3 of the
          ------------------------------------------------
Credit Agreement is amended by deleting subsection (j) therefor in its entirety and substituting therefor the following subsection:

          (j)  Use of Proceeds.  The Borrower will use the proceeds of the Loans
               ---------------
     solely for (i) the acquisition of Healthcare Properties, (ii) the investment in a mortgage loans on Healthcare Properties, (iii) payment of quarterly dividends to holders of the Borrower's common stock, and (iv) general corporate purposes; provided that no proceeds of the Loans shall be
                                 --------
     used in connection with any hostile acquisition.



  2.11    Further Amendment of Section 9.3 of the Credit Agreement.  Section 9.3
          --------------------------------------------------------
of the Credit Agreement is hereby amended to add the following as a new subsection (l) thereunder:

          (l)  Year 2000 Complaint.  Borrower shall perform such acts as may be
               -------------------
     reasonably necessary to reasonably ensure that Borrower and any business in which Borrower owns a substantial interest become Year 2000 Compliant within a reasonable time. Such acts shall include, without limitation, Borrower's performance of a reasonable review and assessment of its material systems. With respect to Borrower's customers, suppliers and vendors that are material to Borrower's business, Borrower shall make a reasonable effort to (i) assess the risks posed to Borrower's business by the failure of any such entity that is material to Borrower's business to become Year 2000 Compliant within a reasonable time, (ii) make reasonable inquiries or other reasonable assessment of such entities as to whether they will become Year 2000 Compliant within a reasonable time, and (iii) develop a reasonable plan for dealing with such entities which do not become Year 2000 Compliant within a reasonable time. As used in this paragraph, "Year 2000 Compliant" shall mean, in regard to any entity, that all software, hardware, firmware, equipment, goods or systems material to the business operations or financial condition of such entity will properly perform date sensitive functions before, during, and after the year 2000. Borrower shall, within 30 days of written request by Agent, provide to Agent a written report summarizing in reasonable detail Borrower's actions to comply with this covenant and the results of such actions; provided,
                                                                   --------
     however, that Borrower shall not be obligated to respond to more than one
     -------
     such request per six month period.

  2.12    Amendment of Section 9.4(a) of the Credit Agreement.  Section 9.4(a)
          ---------------------------------------------------
of the Credit Agreement is amended by deleting clause (ix) thereof in its entirety and substituting therefor the following clause (ix):

          (ix) Indebtedness in connection with the acquisition of any Healthcare Property permitted pursuant to Section 9.4(f)(iii) which is secured by a Lien permitted pursuant to Section 9.4(b)(iii) upon such Healthcare Property, whether or not the Borrower has assumed or become liable for payment of such Indebtedness; and

  2.13    Further Amendment of Section 9.4(a) of the Credit Agreement.  Section
          -----------------------------------------------------------
9.4(a) of the Credit Agreement is amended by deleting the "." at the end of clause (x) thereof and inserting in place thereof ";" and by inserting immediately thereafter the following new clauses (xi) and (xii);

          (xi) 1996 Indenture Indebtedness; provided, however, that:  (a) the
                                            --------  -------
     maximum aggregate principal amount of 1996 Indenture Indebtedness at any time outstanding shall not exceed $200,000,000; (b) without the prior written consent of the Majority Banks, no regularly scheduled principal payment on any 1996 Indenture Indebtedness shall be required prior to the fifth (5th) anniversary of the issuance of the debenture, note or other evidence of indebtedness evidencing such 1996 Indenture Indebtedness (without regard to the effect of the acceleration provisions set forth in Section 502 of the 1996 Indenture); (c) all 1996 Indenture Indebtedness shall be unsecured; (d) in connection with the incurrence or issuance of any 1996 Indenture Indebtedness, no covenant (financial or otherwise) shall be imposed upon, or agreed to by, the Borrower that is more restrictive (in the judgment of the Majority Banks) than the covenants set forth in this Agreement; and (e) prior to the effectiveness thereof, the Majority Banks shall have approved, in their sole discretion, each supplement or amendment to the 1996 Indenture; and

          (xii)    1997 Indenture Indebtedness; provided, however, that:
                                                --------  -------
     (a) the maximum aggregate principal amount of 1997 Indenture Indebtedness at any time outstanding shall not exceed $300,000,000; (b) without the prior written consent of the Majority Banks, no regularly scheduled principal payment on any 1997 Indenture Indebtedness shall be required prior to the fifth (5th) anniversary of the issuance of the debenture, note or other evidence of indebtedness evidencing such 1997 Indenture Indebtedness (without regard to the effect of the acceleration provisions set forth in Section 502 of the 1997 Indenture); (c) all 1997 Indenture Indebtedness shall be unsecured; (d) in connection with the incurrence or issuance of any 1997 Indenture Indebtedness, no covenant (financial or otherwise) shall be imposed upon, or agreed to by, the Borrower that is more restrictive (in the judgment of the Majority Banks) than the covenants set forth in this Agreement; and (e) prior to the effectiveness thereof, the Majority Banks shall have approved, in their sole discretion, each supplement or amendment to the 1997 Indenture.

  2.14    Amendment of Section 9.4(b) of the Credit Agreement.  Section 9.4(b)
          ---------------------------------------------------
of the Credit Agreement is amended by deleting the "and" at the end of clause
(i) thereof, and the "." at the end of clause (ii) thereof and inserting in place thereof "; and" and by inserting thereafter the following new clause
(iii):

          (iii)  Liens securing Indebtedness that is incurred pursuant to
     Section 9.4(a)(ix) hereof in an aggregate principal amount outstanding
             ----------
     not to exceed a principal amount equal to seven and one-half percent (7.5%) of Consolidated Total Assets at any time of determination.

  2.15    Amendment of Section 9.4(f) of the Credit Agreement.  Section 9.4(f)
          ---------------------------------------------------
of the Credit Agreement is amended by deleting clauses (iii) and (v) therefrom in their entireties and substituting therefor the following clauses:

              (iii) additional purchases of Healthcare Properties of other Persons and any renovation of the subject Healthcare Properties committed at the time of purchase, the consideration (whether in cash or in kind) for which together with the estimated costs of any such committed renovation or expansion (exclusive of expenditures permitted under subsection (g)) does not exceed (A) $30,000,000 individually and (B) $275,000,000 in aggregate in any fiscal year (or such greater amounts as shall be approved by the prior written consent of the Majority Banks); provided that, after giving
                                                   --------
     effect to such purchase, no Default shall have occurred and be continuing;

              (iv) Investments in mortgage loans secured by Healthcare Properties in an aggregate amount not to exceed thirty percent (30%) of the aggregate amount (before depreciation and amortization) then invested by the Borrower in fixed or capital assets of Healthcare Properties; or

              (v) investments in development or construction projects (including new construction and renovations); provided that the aggregate
                                                   --------
     amount thereof, as of the end of any fiscal quarter of the Borrower, shall not exceed seven and one-half percent (7.5%) of Consolidated Total Assets.

  2.16    Amendment of Section 9.4(g) of the Credit Agreement.  Section 9.4 of
          ---------------------------------------------------
the Credit Agreement is amended by deleting subsection (g) therefrom in its entirety and substituting therefor the following subsection:

          (g)  Capital Expenditures.  Without the prior written consent of the
               --------------------
     Majority Banks, the Borrower will not, and will not permit any of its Subsidiaries to, make any expenditures (exclusive of investments permitted under clauses (iii) and (v) of subsection (f)) for fixed or capital assets, including obligations under Capital Leases, in an aggregate amount in excess of $5,000,000 in any fiscal year.

  2.17    Amendment of Section 9.4(o) of the Credit Agreement.  Section 9.4 of
          ---------------------------------------------------
the Credit Agreement is amended by deleting subsection (o) therefrom in its entirety and substituting therefor the following subsection:

              (o) Lease of Premises.  The Borrower will not, and will not
                  -----------------
     permit any of its Subsidiaries to, lease or enter into any agreement to lease any Premises now or hereafter owned by it to any lessee unless such lessee (A) has a long-term senior debt rating of Baa3 or better as determined by Moody's Investors Service, BBB- or better as determined by Standard and Poor's Corporation, or BBB- or better as determined by Duff & Phelps Inc.; or (B) provides to Borrower or such Subsidiary an irrevocable standby letter of credit or deposit in an amount not less than six months base rent under the subject lease as security for the lessee's obligations under such lease; or (C) has credit quality acceptable to the Majority Banks in their sole discretion. The provisions of the preceding sentence shall not apply to any lessee with regard to any lease in effect as of May 20, 1993 between such lessee and the Borrower or any such Subsidiary. In addition, the provisions of the first sentence of this subparagraph shall not apply to any lessee so long as the Borrower has a long-term senior debt rating of Baa3 or better as determined by Moody's Investors Service, or BBB- or better as determined by Standard and Poor's Corporation, or BBB- or better as determined by Duff & Phelps Inc. (each an "Investment Grade Rating"), or to any lessee with regard to any lease entered into between such lessee and the Borrower or any such Subsidiary as of a date when the Borrower held such an Investment Grade Rating.


                                   ARTICLE 3

                                 MISCELLANEOUS
                                 -------------

  3.1  Amendment Fee.  The Borrower agrees to pay to the Agent for the account
       -------------
of each Bank an amendment fee in an amount equal to one-tenth of one percent (0.10%) of such Bank's Commitment as set forth on the signature pages hereto.

  3.2  Loan Documents.  This Amendment shall be one of the Loan Documents.
       --------------

  3.3  Execution.  This Amendment may be executed in any number of counterparts,
       ---------
each of which when so executed and delivered shall be deemed an original. All of such counterparts shall constitute but one and the same instrument. Delivery of an executed counterpart of the signature pages of this Amendment by telecopier shall be equally effective as delivery of a manually executed counterpart. Any party delivering an executed counterpart of the signature pages of this Amendment by telecopier shall thereafter also promptly deliver a manually executed counterpart, but the failure to deliver such manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

  3.4  Effectiveness.  This Amendment shall be effective as of the date first
       -------------
written above, when one or more counterparts hereof shall have been executed by the Borrower, the Banks, and the Agent and shall have been delivered to the Agent.

  3.5  No Other Amendment.  Except as expressly amended hereby, the Credit
       ------------------
Agreement shall remain unchanged and in full force and effect. To the extent any terms or provisions of this Amendment conflict with those of the Credit Agreement, the terms and provisions of this Amendment shall control. This Amendment shall be deemed a part of and is hereby incorporated in the Credit Agreement.

  3.6  Governing Law.  This Amendment shall be governed by, and construed and
       -------------
enforced in accordance with, the laws of the State of California.

  IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first above written.


Commitment:                   WELLS FARGO BANK, NATIONAL ASSOCIATION, in its
----------                    individual capacity and as Agent



$42,000,000                   By
                                ------------------------------------------
                                Title: Vice President


$19,000,000                   SANWA BANK CALIFORNIA



                              By
                                ------------------------------------------

                               Title:
                                     -------------------------------------


$15,000,000                   THE BANK OF NEW YORK



                              By
                                ------------------------------------------

                               Title
                                    --------------------------------------

                              NATIONWIDE HEALTH PROPERTIES, INC.


                              By
                                ------------------------------------------

                               Title
                                    --------------------------------------